Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fiscal Third Quarter Revenue of $555.7 Million

AUSTIN, Texas – February 4, 2025 – Cirrus Logic, Inc. (NASDAQ: CRUS) today posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the third quarter of fiscal year 2025, which ended December 28, 2024, as well as the company’s current business outlook.
“Cirrus Logic delivered revenue significantly above the top end of our guidance range in the December quarter as shipments into smartphones exceeded our expectations,” said John Forsyth, Cirrus Logic president and chief executive officer. “During the quarter, we experienced strong demand for our smartphone audio components, including our latest-generation custom boosted amplifier and first 22-nanometer smart codec. Additionally, we gained momentum in our laptop business as we were featured as part of the Intel Arrow Lake reference design, began sampling our latest amplifier and codec specifically designed for laptops, and expanded our breadth of content across a variety of devices. With a compelling roadmap of products and a proven track record of execution, we believe Cirrus Logic is well-positioned to grow long-term shareholder value.”

Reported Financial Results – Third Quarter FY25
•Revenue of $555.7 million;
•GAAP and non-GAAP gross margin of 53.6 percent;
•GAAP operating expenses of $152.0 million and non-GAAP operating expenses of $129.2 million; and
•GAAP earnings per share of $2.11 and non-GAAP earnings per share of $2.51.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – Fourth Quarter FY25
•Revenue is expected to range between $350 million and $410 million;
•GAAP gross margin is forecasted to be between 51 percent and 53 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $141 million and $147 million, including approximately $20 million in stock-based compensation expense and $2 million in amortization of acquired intangibles, resulting in a non-GAAP operating expense range between $119 million and $125 million.

Cirrus Logic will host a live Q&A session at 5 p.m. EST today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion or by calling (609) 800-9909 or toll-free at (800) 770-2030 (Access Code: 95424).

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statement about our belief that we are well-positioned to grow long-term shareholder value; and our estimates for the fourth quarter fiscal year 2025 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock-based compensation expense, and amortization of acquired intangibles. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the level and timing of orders and shipments during the fourth quarter of fiscal year 2025, customer cancellations of orders, or the failure to place orders consistent with forecasts, along with the risk factors listed in our Form 10-K for the year ended March 30, 2024 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Nine Months Ended
	Dec. 28,	Sep. 28,	Dec. 30,	Dec. 28,	Dec. 30,
	2024	2024	2023	2024	2023
	Q3'25	Q2'25	Q3'24	Q3'25	Q3'24
Audio	$346,272	$316,588	$378,597	$881,830	$857,258
High-Performance Mixed-Signal	209,466	225,269	240,387	589,791	559,805
Net sales	555,738	541,857	618,984	1,471,621	1,417,063
Cost of sales	257,951	259,267	301,520	702,319	693,616
Gross profit	297,787	282,590	317,464	769,302	723,447
Gross margin	53.6%	52.2%	51.3%	52.3%	51.1%

Research and development	112,976	112,925	112,672	331,264	323,092
Selling, general and administrative	39,042	37,813	37,604	113,625	107,306
Restructuring costs	—	—	(360)	—	1,959
Total operating expenses	152,018	150,738	149,916	444,889	432,357

Income from operations	145,769	131,852	167,548	324,413	291,090

Interest income	8,146	8,134	4,889	24,482	13,218
Other income (expense)	(214)	19	(337)	1,414	(30)
Income before income taxes	153,701	140,005	172,100	350,309	304,278
Provision for income taxes	37,696	37,865	33,377	90,069	74,548
Net income	$116,005	$102,140	$138,723	$260,240	$229,730

Basic earnings per share	$2.19	$1.92	$2.57	$4.89	$4.22
Diluted earnings per share:	$2.11	$1.83	$2.50	$4.69	$4.09

Weighted average number of shares:
Basic	53,081	53,275	54,016	53,263	54,449
Diluted	55,076	55,800	55,592	55,529	56,160

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Nine Months Ended
	Dec. 28,	Sep. 28,	Dec. 30,	Dec. 28,	Dec. 30,
	2024	2024	2023	2024	2023
Net Income Reconciliation	Q3'25	Q2'25	Q3'24	Q3'25	Q3'24
GAAP Net Income	$116,005	$102,140	$138,723	$260,240	$229,730
Amortization of acquisition intangibles	1,647	1,864	1,972	5,483	6,312
Stock-based compensation expense	20,823	22,447	23,067	64,655	67,113
Lease impairment	661	—	—	1,680	—
Restructuring costs	—	—	(360)	—	1,959
Acquisition-related costs	—	—	—	—	4,105
Adjustment to income taxes	(827)	(1,162)	(2,769)	(6,094)	(9,001)
Non-GAAP Net Income	$138,309	$125,289	$160,633	$325,964	$300,218

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$2.11	$1.83	$2.50	$4.69	$4.09
Effect of Amortization of acquisition intangibles	0.03	0.04	0.04	0.10	0.11
Effect of Stock-based compensation expense	0.38	0.40	0.41	1.16	1.20
Effect of Lease impairment	0.01	—	—	0.03	—
Effect of Restructuring costs	—	—	(0.01)	—	0.04
Effect of Acquisition-related costs	—	—	—	—	0.07
Effect of Adjustment to income taxes	(0.02)	(0.02)	(0.05)	(0.11)	(0.16)
Non-GAAP Diluted earnings per share	$2.51	$2.25	$2.89	$5.87	$5.35

Operating Income Reconciliation
GAAP Operating Income	$145,769	$131,852	$167,548	$324,413	$291,090
GAAP Operating Profit	26.2%	24.3%	27.1%	22.0%	20.5%
Amortization of acquisition intangibles	1,647	1,864	1,972	5,483	6,312
Stock-based compensation expense - COGS	351	355	395	972	1,041
Stock-based compensation expense - R&D	14,498	15,844	16,771	46,105	48,195
Stock-based compensation expense - SG&A	5,974	6,248	5,901	17,578	17,877
Lease impairment	661	—	—	1,680	—
Restructuring costs	—	—	(360)	—	1,959
Acquisition-related costs	—	—	—	—	4,105
Non-GAAP Operating Income	$168,900	$156,163	$192,227	$396,231	$370,579
Non-GAAP Operating Profit	30.4%	28.8%	31.1%	26.9%	26.2%

Operating Expense Reconciliation
GAAP Operating Expenses	$152,018	$150,738	$149,916	$444,889	$432,357
Amortization of acquisition intangibles	(1,647)	(1,864)	(1,972)	(5,483)	(6,312)
Stock-based compensation expense - R&D	(14,498)	(15,844)	(16,771)	(46,105)	(48,195)
Stock-based compensation expense - SG&A	(5,974)	(6,248)	(5,901)	(17,578)	(17,877)
Lease impairment	661	—	—	1,680	—
Restructuring costs	—	—	360	—	(1,959)
Acquisition-related costs	—	—	—	—	(4,105)
Non-GAAP Operating Expenses	$129,238	$126,782	$125,632	$374,043	$353,909

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$297,787	$282,590	$317,464	$769,302	$723,447
GAAP Gross Margin	53.6%	52.2%	51.3%	52.3%	51.1%
Stock-based compensation expense - COGS	351	355	395	972	1,041
Non-GAAP Gross Profit	$298,138	$282,945	$317,859	$770,274	$724,488
Non-GAAP Gross Margin	53.6%	52.2%	51.4%	52.3%	51.1%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

	Three Months Ended			Nine Months Ended
	Dec. 28,	Sep. 28,	Dec. 30,	Dec. 28,	Dec. 30,
	2024	2024	2023	2024	2023
Effective Tax Rate Reconciliation	Q3'25	Q2'25	Q3'24	Q3'25	Q3'24
GAAP Tax Expense	$37,696	$37,865	$33,377	$90,069	$74,548
GAAP Effective Tax Rate	24.5%	27.0%	19.4%	25.7%	24.5%
Adjustments to income taxes	827	1,162	2,769	6,094	9,001
Non-GAAP Tax Expense	$38,523	$39,027	$36,146	$96,163	$83,549
Non-GAAP Effective Tax Rate	21.8%	23.8%	18.4%	22.8%	21.8%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.68	$0.68	$0.60	$1.62	$1.33
Adjustments to income taxes	0.02	0.02	0.05	0.11	0.16
Non-GAAP Tax Expense	$0.70	$0.70	$0.65	$1.73	$1.49

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Dec. 28,	Mar. 30,	Dec. 30,
	2024	2024	2023
ASSETS
Current assets
Cash and cash equivalents	$526,444	$502,764	$483,931
Marketable securities	37,535	23,778	32,842
Accounts receivable, net	261,943	162,478	217,269
Inventories	275,558	227,248	256,675
Prepaid wafers	66,113	86,679	84,854
Other current assets	82,857	103,245	109,814
Total current Assets	1,250,450	1,106,192	1,185,385

Long-term marketable securities	252,594	173,374	70,260
Right-of-use lease assets	129,597	138,288	140,993
Property and equipment, net	163,837	170,175	167,579
Intangibles, net	23,957	29,578	31,677
Goodwill	435,936	435,936	435,936
Deferred tax asset	40,895	48,649	34,116
Long-term prepaid wafers	23,020	60,750	73,492
Other assets	42,954	68,634	77,675
Total assets	$2,363,240	$2,231,576	$2,217,113

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$77,907	$55,545	$56,231
Accrued salaries and benefits	48,029	47,612	44,352
Lease liability	21,858	20,640	19,906
Other accrued liabilities	63,119	62,596	58,105
Total current liabilities	210,913	186,393	178,594

Non-current lease liability	124,622	134,576	138,415
Non-current income taxes	43,401	52,013	52,247
Other long-term liabilities	21,506	41,580	47,097
Total long-term liabilities	189,529	228,169	237,759

Stockholders' equity:
Capital stock	1,840,791	1,760,701	1,735,824
Accumulated earnings	124,101	58,916	66,633
Accumulated other comprehensive loss	(2,094)	(2,603)	(1,697)
Total stockholders' equity	1,962,798	1,817,014	1,800,760
Total liabilities and stockholders' equity	$2,363,240	$2,231,576	$2,217,113

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Dec. 28,	Dec. 30,
	2024	2023
	Q3'25	Q3'24
Cash flows from operating activities:
Net income	$116,005	$138,723
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,824	12,732
Stock-based compensation expense	20,823	23,067
Deferred income taxes	8,379	9,723
Loss on retirement or write-off of long-lived assets	369	10
Other non-cash charges	(379)	668
Restructuring costs	—	(360)
Net change in operating assets and liabilities:
Accounts receivable, net	62,155	54,048
Inventories	(3,793)	72,257
Prepaid wafers	20,411	15,596
Other assets	1,720	17,973
Accounts payable and other accrued liabilities	(21,556)	(32,123)
Income taxes payable	1,630	1,378
Net cash provided by operating activities	218,588	313,692
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	12,423	5,176
Purchases of available-for-sale marketable securities	(44,868)	(32,334)
Purchases of property, equipment and software	(6,687)	(9,813)
Net cash used in investing activities	(39,132)	(36,971)
Cash flows from financing activities:
Net proceeds from the issuance of common stock	378	50
Repurchase of stock to satisfy employee tax withholding obligations	(29,112)	(13,722)
Repurchase and retirement of common stock	(70,037)	(56,923)
Net cash used in financing activities	(98,771)	(70,595)
Net increase in cash and cash equivalents	80,685	206,126
Cash and cash equivalents at beginning of period	445,759	277,805
Cash and cash equivalents at end of period	$526,444	$483,931

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Dec. 28,	Dec. 28,	Sep. 28,	Jun. 29,	Mar. 30,
	2024	2024	2024	2024	2024
	Q3'25	Q3'25	Q2'25	Q1'25	Q4'24

Net cash provided by operating activities (GAAP)	$484,506	$218,588	$8,231	$87,161	$170,526
Capital expenditures	(27,267)	(6,687)	(2,740)	(10,145)	(7,695)
Free Cash Flow (Non-GAAP)	$457,239	$211,901	$5,491	$77,016	$162,831

Cash Flow from Operations as a Percentage of Revenue (GAAP)	26%	39%	2%	23%	46%
Capital Expenditures as a Percentage of Revenue (GAAP)	1%	1%	1%	3%	2%
Free Cash Flow Margin (Non-GAAP)	25%	38%	1%	21%	44%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in millions; unaudited)
(not prepared in accordance with GAAP)

Q4 FY25
Guidance
Operating Expense Reconciliation
GAAP Operating Expenses	$141 - 147
Stock-based compensation expense	(20)
Amortization of acquisition intangibles	(2)
Non-GAAP Operating Expenses	$119 - 125